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                                                                    Exhibit 99.2
                                                        Access America Agreement
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                                                                 EXHIBIT 99.2


                                   AGREEMENT


This Agreement, dated this 29th day of July, 1997, is between ACCESS AMERICA, INC.) 3200 Chartres Street, New Orleans, Louisiana (hereinafter called the NETWORK) and PLAYNET TECHNOLOGIES, INC., 1 Maritime Plaza, San Francisco, California (hereinafter called PLAYNET).

WHEREAS:

A. PLAYNET wishes to arrange for the broadcast of certain advertising material promoting the sale of its products and services via television in exchange for the issuance of shares of Convertible Preferred stock of PLAYNET.

B. NETWORK has advertising time on several Networks and is willing to sell some of the time to PLAYNET for common stock shares in PLAYNET.

NOW, THEREFORE, in consideration of the mutual premises set out herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS.

     1.   In this Agreement:

          A. "PLAYNET's Material" means the audio an video advertising material provided by PLAYNET to the NETWORK for Broadcast;

          B. "Agreement" means this agreement between PLAYNET and the NETWORK acceptable and agreeable by the NETWORK;

          C. "Broadcast Time" means the time during which the NETWORK will Broadcast PLAYNET's Material;

          D. "Broadcast" means the transmission of audio and video material by the NETWORK to its cable subscribers of

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television viewers in such form as is normally transmitted by the NETWORK and received and viewed by such subscribers or viewers;

          E.  "Commission" means the Securities and Exchange Commission;

          F. "Preferred Shares" means newly created preferred stock convertible into shares of common stock of PLAYNET pursuant to the terms set forth in this agreement.

          G. "Common Shares" means the authorized registered common shares of PLAYNET;

          H. "Effective Date" means the date of execution of this Agreement by both parties.

          I. "Network's Normal Rates" means normal rates charged by the NETWORK to third parties at arm's length to the NETWORK for broadcasting audio and video advertising material similar to PLAYNET's Material, less any frequency or other discounts typically offered by the NETWORK, for broadcasting Time in the amounts, at the times and according to the programming schedule that is sought by PLAYNET.

          J. "Purchase Price" means $12,500,000 of Network air time paid for in the form of common shares of PLAYNET.

2.   PURCHASE OF BROADCAST TIME

     2.1 In consideration of the execution of this Agreement, the NETWORK shall Broadcast PLAYNET's Material, subject to the conditions hereinafter set forth, for the number of hours or portions thereof of Broadcast Time equivalent to the Purchase Price, calculated at the NETWORK's Normal Rates less any discounts offered by the network to any other customer.

     2.2 Subject to the conditions of this Agreement, the Broadcast of PLAYNET's Material shall be scheduled at such times and in proximity to such other programming as PLAYNET may reasonably request.

3.   BROADCAST APPROVAL

     3.1 The NETWORK may approve or disapprove all material submitted for broadcasts hereunder and to refuse to permit any individual to participate in any broadcast. The NETWORK shall


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have the sole right to delete or omit any part of any such broadcast that in its opinion contains objectionable matter of any nature.

     3.2 In order to express certain minimum standards of the NETWORK for accepting broadcast material, the following types of and practices are prohibited. They do not purport to be a complete list of the NETWORK's standards, and are set forth for example only. In appropriate situations, the NETWORK may waive certain of the following requirements if good broadcasting in the public interest will result. The Advertiser shall submit any questionable matter to the NETWORK to determine its permissible use before contracting any obligations or commitments in connection therewith.

     (a) Infringements (including trademark or patents or copyrights) of another advertiser's rights through plagiarism or unfair imitation of either program idea or copy, or any other unfair competition.

     (b) Lotteries or "drawing contents" or any other contest in which the public is unfairly treated or where fair and competent judging is not provided.

     (c) Presentation of slanderous, obscene, profane, vulgar, repulsive or offensive matter, either in theme or in treatment.

     (d)  Unpleasantly rapid delivery of commercial announcements.

     (e) Announcements or programs which are prejudicial to the public interest or to the interest of the NETWORK or to honest advertising and reputable business in general.

     3.3 If the NETWORK determines that the materials submitted by the Advertiser do not meet the NETWORK's requirements, it may either present a substitute broadcast approved by the Company, which PLAYNET shall pay for according to the terms of this Agreement, or edit the submitted materials.

4.   BROADCAST CONDITIONS

     4.1 Any failure, interruption, or delay in presenting the broadcasts provided for, either in whole or in part, shall not constitute a breach of this Agreement if such event results from


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any of the following causes: technical difficulties or mechanical failure of any of the broadcasting equipment, provided the Broadcaster has taken reasonable steps to avoid such difficulties or their recurrences, strikes, labor disputes, boycotts, riots, civil insurrection, war or national emergencies, governmental restrictions, acts of God, or any other cause beyond the Broadcaster's control.
     4.2 If an entire announcement is not presented, the Broadcaster and company shall attempt to agree upon a mutually satisfactory time to reschedule such an announcement. If such rescheduling cannot be agreed upon, the Broadcaster shall grant a pro rata reduction in charges for the broadcasting time lost by PLAYNET.
     4.3 PLAYNET shall continue to be entitled to all discounts and rates provided in this Agreement, notwithstanding any reduction in broadcasting time used pursuant to this paragraph.
     4.4 Subject to prior written agreement between PLAYNET and the NETWORK, PLAYNET shall be responsible for all correspondence or telephone calls concerning dealings with the public in connection with material provided by PLAYNET and the network shall refer all such correspondence or telephone calls to PLAYNET for response. Except where not expressly authorized by PLAYNET, PLAYNET will assume the sole risk with regard to the network's correspondence or telephone calls with the public in connection with any of the advertiser's material.
     4.5 The NETWORK will exercise normal precautions but assumes no liability for loss or damage to commercial or other material furnished by NETWORK other than as a direct result of negligence of the PLAYNET, its agents or contractors or employees.
     4.6 PLAYNET warrants that any commercial material supplied to the NETWORK for telecast purposes contains no utilization of subliminal techniques.
    4.7 If the NETWORK fails to receive PLAYNET schedules or material or both within ten (10) working days prior to the schedule date on which services are to be performed, the NETWORK shall have the right to refuse any revision affecting commercial scheduling.


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     4.8  All Company's Material shall be furnished by PLAYNET and all expenses connected with delivery to and from the NETWORK shall be paid by PLAYNET. All expenses connected with further delivery to any station or location of the network other than the address set out on the first page hereof (a "Remote Location") shall be paid by the Network except if any commercial announcement is furnished by PLAYNET for the purpose of performing a cut-in local service at any station or Remote Location of the NETWORK then, responsibility for delivery and all expenses connected with delivery to and from such station shall be paid by PLAYNET.

5.  INDEMNIFICATION

     5.1 PLAYNET agrees to indemnify the NETWORK, its agents, servants and employees, against all or any liability for defamation or improper trade practices, infringement of trademarks, trade names or pro-ram titles, violation of rights of privacy infringements of copyrights and proprietary title and any other wrongful conduct resulting from the broadcast of any materials furnished by PLAYNET.

     5.2 The NETWORK shall indemnify and hold harmless PLAYNET from and against any and all claims, damage, or liability, including attorney's fees and the costs and expenses of any legal action, for libel, slander, invasion of privacy, improper trade practices, illegal competition, infringement of trademark or trade name, unfair competition, infringement of copyright or license, or any other wrongful conduct, resulting from the broadcasting of material supplied or produced by the Broadcaster, including any musical composition or performance thereof.

     5.3 The provisions of this Article shall remain effective and inure to the benefit of the respective parties notwithstanding the expiration, cancellation, or termination of this Agreement.

6.  DELIVERIES

     (a)  The NETWORK, will deliver to PLAYNET:

      i) written confirmation of the receipt of the amount of Broadcast Time in accordance with the NETWORK's Normal Rates applicable at that time.


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          ii)   a list of the NETWORK's Normal Rates then prevailing;

          iii)  any material reasonably requested by the advertiser;

          iv) such other confirmation, assurances and documents as may be applicable to the NETWORK or the Broadcast Time purchased hereunder as may be required by any Broadcast Authority.

(b)  PLAYNET will deliver to the NETWORK:

     i)   i)    PLAYNET will make a one-time equal to one-half of one per cent of the total value of the Agreement to cover all administrative costs.

          ii) Within Twenty (20) Business Days of the date of this agreement certificates representing PLAYNET's Preferred Shares, registered in the name of the NETWORK or its nominee(s) which when converted to Common Shares shall have the Market value of $12,500,000 and shall be in the denominations each term as set forth in more detail in Section 10.4 hereof.

7.   REPRESENTATIONS AND WARRANTEES OF PLAYNET

     7.1 PLAYNET warrants and represents to the Network that, except as set out expressly in any specific subsection below, as of the Effective Date and at Closing:

     (a) PLAYNET is a corporation duly organized and existing under the laws of the State of DELAWARE and has the corporate power and authority to enter into and perform this Agreement and to own lease its properties and assets and to conduct its business as currently conducted;

     (b) The execution, delivery and performance by PLAYNET of this Agreement and the transaction herein contemplated;

          (i) have been or will be prior to the Closing duly authorized by all necessary corporate action of PLAYNET;

          (ii) do not contravene conflict with or cause PLAYNET to be in breach of its certificate of incorporation or by-laws, or any resolution of its directors or shareholders, any trust deeds, debentures, loan agreements or any of its other agreements or undertaking or any judgment, or order to or by which it is party to or is bound;

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8.   ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF THE NETWORK

     8.1  Acknowledgements

     The Network acknowledges that:

     (a) the Preferred Shares may not be transferred without the prior consent of PLAYNET

     (b) any Common Shares issued pursuant to section 10.5 hereof may be subject to resale regulations under the Securities Act of 1933 and/or the Securities Exchange Act of 1934, each as amended.

     8.2  Representations and Warranties

     The NETWORK warrants and represents:

     (a) The NETWORK is qualified by reason of its knowledge and expertise to evaluate the merits and risks of an investment in PLAYNET Preferred Shares and Common Stock Shares when and if issued pursuant to section 10.4 hereof (collectively the "Shares") and has obtained competent independent business, legal, accounting and tax advice regarding the investment in the Shares, and the NETWORK in making this investment, has made such inquiries, and has had access to all such information, as the NETWORK deems necessary and the NETWORK is relying solely upon the NETWORK's own professional advisors if any, for such advice.

     (b) PLAYNET has not provided any information or representation concerning PLAYNET other than those contained in this Agreement. PLAYNET disclaims all liability for any information or statements contained in any other communication between PLAYNET and the NETWORK.


     (c) The NETWORK has the legal capacity and competence to execute this Agreement and to take all action required pursuant hereto and all necessary approvals by its directors, shareholders, partners, members or otherwise, have been given to authorize it to execute this Agreement and to take all actions required pursuant thereto;

     (d) The NETWORK is duly incorporated and validly existing under the laws of Delaware.

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9.   NOTICES

     9.1 Any notice to be given by any party to another under this Agreement will be deemed properly given when in writing and delivered by certified mail with all postage and other charges fully prepaid, to the addresses above.

     9.2 Any notice delivered on a business day will be deemed conclusively to have been effectively given on the date notice was delivered.

     9.3 Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting, but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout or other labor disturbance affecting postal service, then the notice will not be effectively given unless delivered by hand or sent by Electronic Communication.

     9.4 Any party may, by notice to other party, change its address for notice to some other address.

10.  TERMS AND TERMINATION

     10.1 This Agreement is subject to receipt of acceptance from and approval by the directors of PLAYNET. If such acceptance and approval are not obtained by AUGUST 1, 1997, this Agreement shall be null and void and of no further force and effect.

     10.2 This Agreement shall continue until termination as hereinafter provided, or until statements PLAYNET has used all of the Broadcast Time.

     10.3 Notwithstanding anything herein contained, (a) this Agreement will automatically terminate and the broadcast time and shares shall respectively revert to NETWORK and PLAYNET respectively if the shares of common stock of PLAYNET, par value $.001 per share, are delisted from trading on the NASDAQ Smallcap Market, and (b) the Network may terminate its obligations hereunder by notice in writing to PLAYNET if ordered to cease trading in the securities of the Common Stock is made by a competent regulatory authority and such order is in effect for more than sixty (60) days.

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     10.4 (a) On or after August 31, 1998, on ten (10) business days written notice to PlayNet (the "Conversion Date") and subject to Section 10.5, Network shall have the right to convert twenty percent (20%) of the Preferred Shares into shares of newly issued Common Shares of PlayNet on the basis of Seven Dollars ($7.00) per share (357,143 shares), provided however, that if the closing price of the shares of common stock of PlayNet for the Conversion Date is not equal to or greater than Seven Dollars ($7.00) per share, than PlayNet will gross up the number of shares issued to Network such that the amount of shares issued to Network equals $2,500,000 in value based on the closing price of common stock of PlayNet for the Conversion Date.

          (b) On or after August 31, 1999, on ten (10) business days written notice to PlayNet (the "Conversion Date") and subject to Section 10.5, Network shall have the right to convert eighty percent (80%) of the Preferred Shares into shares of newly issued Common Shares of PlayNet on the basis of Seven Dollars ($7.00) per share (1,428,571 shares), provided however, that if the closing price of the shares of common stock of PlayNet for the Conversion Date is not equal to or greater than Seven Dollars ($7.00) per share, then PlayNet will gross up the number of shares issued to Network such that the amount of shares issued to Network equals $10,000,000 in value based on the closing price of common stock of PlayNet for the Conversion Date.

     10.5 Upon receipt of either notice of conversion from Network under Sections 10.4(a) and 10.4(b) above, (a) PlayNet shall have the right to redeem the Preferred Shares being tendered by Network for conversion on or after August 31, 1998 in exchange for a cash payment of $2,500,000, less a discount of Thirty Percent (30%), and (b) PlayNet shall have the right to redeem the Preferred Shares being tendered by Network for conversion on or after August 31, 1999 in exchange for a cash payment of $10,000,000, less a discount of twenty-Five Percent (25%).

     10.6 Within thirty (30) days of the execution of this Agreement, Network agrees to enter into a Voting rights and Proxy Agreement with PlayNet under which it will agree to tender its proxy to vote all of its Preferred Shares and Common Shares, when and if issued, in accordance with the direction and in the discretion of the Board of Directors of PlayNet on all issues which are submitted to the shareholders of PlayNet for approval.

11.  GENERAL PROVISIONS

     11.1 Interpretation

     In this Agreement, a reference to:

     (a) currency means United States Currency:

     (b) a statute or code or a specific provision thereof includes every regulation made pursuant; thereto, all amendments to the statute, code or to any such regulation in force from time to time, and any statute, code or any such regulation: and

     (c) any entity includes any entity that is a successor of such entity.

     11.2  Financing

     Except as otherwise expressly herein provided, nothing in this Agreement will prevent PLAYNET from carrying out any form of public or private financing whether by the issuance of treasury shares or otherwise.

     11.3  Assignment

     Either party may assign any part of its rights or obligations, hereunder without the prior written consent of the other and, PLAYNET may assign its rights to the Broadcast Time to any corporate affiliate or subsidiary. Should PLAYNET assign its right to the Broadcast Time (or any portion thereof) such assignment shall incorporate by reference and be binding upon such assignee the stated provisions of this Agreement and Article 3 Broadcast Approval and
Article 4 Broadcast Conditions and Article 5 Indemnification, in their entirety respectively.

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     11.4 Costs and Expenses

     The NETWORK shall not be obligated to pay any of the fees or expenses incurred by or on behalf of PLAYNET in connection with this Agreement, and PLAYNET shall solely be responsible for the same, including, without limitation, any commission or finder's fees hereunder, and any other costs and expenses associated with the transactions herein contemplated, provided that nothing in this Agreement shall be construed to impose on PLAYNET any obligations to pay any fees, disbursements or expense incurred by or on behalf of the NETWORK for professional advice or in connection with a due diligence review of the NETWORK's affairs, or otherwise in connection with this Agreement except as provided in paragraph 6.b.

     11.5 Governing Law

     This Agreement shall be governed by the laws of the State of Delaware and contains the entire agreement between the parties relating to the subject matter of this Agreement and supersedes any and all prior agreement, understandings, negotiations and discussions, whether oral or written, between the parties hereto and may be modified only by an instrument in writing signed by all parties hereto.

     11.7 Survival

     The terms, provisions, representations, warranties and covenants of PLAYNET, and the NETWORK, respectively, will survive the Closing, the payment of the Purchase Price, the issue and delivery of the Securities, the Broadcast of PLAYNET's materials and completion of the transactions contemplated herein with respect thereto and all other transactions contemplated herein.

     11.8 Counterparts

     This Agreement may be executed in as many counterparts as may be necessary, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

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       11.9    Further Assurances

        The parties hereto each covenant and agree to execute and deliver such further agreements, documents and writings and provide such further assurances as may be required by the parties to give effect to this agreement and without limiting the generality of the foregoing to do all acts and things, execute and deliver all documents, agreements and writings and provide such assurances, undertakings, information and investment letters as may be required from time to time by all regulatory or governmental bodies or stock exchange having jurisdiction over PLAYNET's affairs or as may be required from time to time under any other applicable law.

14.     Benefit

        This Agreement shall inure to the benefit of and be binding upon PLAYNET and the NETWORK and their respective successors and assigns. IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PLAYNET                                 NETWORK

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By: /s/ Shmuel Cohen                    By: /s/ C.E. Feltner, Jr.
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Shmuel Cohen
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Name and Title                          C.E. Feltner, Jr., Chairman
President & CEO

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